                                                                    Exhibit 10.4

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                LICENSE AGREEMENT

         THIS LICENSE AGREEMENT, dated as of August 28, 2002 (this "Agreement"), is entered into by and between AnorMED Inc., a company incorporated in Canada ("AnorMED"), and Synergy Pharmaceuticals, Inc., a Delaware corporation ("Synergy").

                                    RECITALS

         A. Johnson Matthey Public Limited Company, an English corporation ("JM"), and SmithKline Beecham Corporation, a Pennsylvania corporation ("SKB"), entered into a Cooperative Research and Assignment Agreement, dated as of January 11, 1990 (the "Cooperative Agreement") for a joint research program regarding the synthesis of certain non-metal compounds.

         B. JM and AnorMED entered into an Asset Transfer Agreement, dated as of June 28, 1996, whereby JM assigned to AnorMED all of its right, title and interest in the Cooperative Agreement, including valuable patent rights, technical data and information relating to the compound Atiprimod (a/k/a Azaspiranes).

         C. Effective November 4, 1996, SKB terminated the Cooperative Agreement and assigned to AnorMED all of its right, title, and interest in the Cooperative Agreement, including valuable patent rights, technical data and information relating to the compound Atiprimod (a/k/a Azaspiranes).

         D. Synergy desires to acquire from AnorMED, and AnorMED desires to grant to Synergy, a license to develop, manufacture, have manufactured, use and commercialize products incorporating Atiprimod (a/k/a Azaspiranes), upon the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS

         "Affiliate" shall mean any company or other business entity controlled by, controlling or under common control with a party, control being presumed if there is direct or indirect ownership of at least thirty-three and one-third percent (33 1/3%) (or, if less, the maximum permitted by applicable law) of the voting stock, equity or income interest.

         "Final Product" shall mean any pharmaceutical composition approved for sale as a drug in a country in the Territory by the appropriate agency or governmental body in dosage form that contains a Licensed Compound and that is packaged and labeled for sale to the ultimate customer for use in the Licensed Field.

         "Health Registration Application" shall mean, with respect to a country in the Territory, an application for a Health Registration Approval. For the purpose of Section 3, a Health Registration Application shall be deemed a separate Health Registration Application for each therapeutic area (e.g., oncology, rhinitis, asthma, inflammatory bowel disease, rheumatoid arthritis or chronic obstructive pulmonary disease (COPD)) covered by the Health Registration Application whether filed as one or several applications.

         "Health Registration Approval" shall mean, with respect to a country in the Territory, the approval by the appropriate agency or governmental body required to manufacture, distribute, sell and market a Final Product in that country. For the purpose of Section 3, a Health Registration Approval shall be deemed a separate Health Registration Approval for each therapeutic area (e.g., oncology, rhinitis, asthma, inflammatory bowel disease, rheumatoid arthritis or chronic obstructive pulmonary disease (COPD)) covered by the Health Registration Approval whether given as one or several approvals.

         "Licensed Compound" shall mean Atiprimod (a/k/a Azaspiranes) and any analogs or derivatives described in the Patent Rights.

         "Licensed Field" shall mean the diagnosis, treatment and prevention of disease in humans.

         "Net Sales" shall mean the gross invoiced amount for Final Product sold or otherwise transferred by Synergy, its Affiliates or its sublicenses (other than Qualifying Sublicensees, as defined in Section 2.2(a)) less:

         (a) any trade, cash or quantity discounts actually allowed;

         (b) credits or allowances actually granted upon claims, rejections, returns or retroactive price adjustments of Final Product; and

         (c) customs duties and taxes based on gross sales included in and separately stated on the invoice, as adjusted for rebates and refunds (but not including taxes assessed on income).

         Any Final Product sold or otherwise transferred in other than an arm's length transaction or for other property (e.g., barter) shall be deemed invoiced at its fair market price in the country of sale or transfer. "Net Sales" shall exclude (i) the transfer of free samples of Final Product and, prior to marketing, clinical trial materials and (ii) sales or transfers of Final Product among Synergy, its Affiliates and its sublicensees unless the receiving party is the consumer or user of the Final Product; however, the resale or retransfer of such Final Product to a third party shall be included in "Net Sales."

         "Patent Rights" shall mean all the patents and patent applications of AnorMED set forth in Exhibit A attached hereto, together with all divisionals, extensions, reissues, substitutions, renewals, continuations and foreign counterparts thereof (including European Supplementary Protection Certificates) and patents issuing thereon.

         "Technical Information" shall mean all trade secrets, technical reports and data concerning the Licensed Compound or Final Product that are necessary to develop, manufacture, have manufactured, use or commercialize Final Product in the Territory for the Licensed Field, including, but not limited to, preclinical data, toxicological studies, methods of synthesis, assay information and clinical trial data.

         "Territory" shall mean all countries of the world.

         "Valid Patent Claim" shall mean either (a) a claim of an issued and unexpired patent included in the Patent Rights that has not been held unenforceable, unpatentable or invalid in a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise or (b) a claim of a pending patent application included in the Patent Rights that has not been canceled, withdrawn, abandoned or rejected in a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal; provided that no more than eight (8) years has passed since the filing date of such patent application.

2. GRANT OF RIGHTS

         2.1 Patent License

         Subject to the terms of this Agreement, AnorMED hereby grants to Synergy an exclusive license under the Patent Rights, together with related Technical Information, to develop, manufacture, have manufactured, use, sell, offer to sell and import Final Product in the Territory for the Licensed Field, including the right to manufacture or have manufactured Licensed Compound for such Final Product. Synergy shall not use the Patent Rights, together with related Technical Information, for any purpose other than that described in the preceding sentence. After execution of this Agreement, AnorMED shall promptly deliver to Synergy all current written forms of the Technical Information.

         2.2 Sublicensing by Synergy

         (a) Synergy may sublicense its rights granted pursuant to Section 2.1. If Synergy sublicenses substantially all of the rights pursuant to Section 2.1 to one or more third parties that are not an Affiliate of Synergy at the time of such sublicensing (a "Qualifying Sublicensee"), (i) the royalties and milestone payments due from the Qualifying Sublicensee shall be no less than those set forth in this Agreement and (ii) Synergy shall pay AnorMED * percent of any and all income and other consideration (e.g.;, equity, consulting fees and payments for supplies) received by Synergy from such Qualifying Sublicensee.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (b) Each sublicense shall be subject to and consistent with the terms of this Agreement and shall be terminable at AnorMED's option upon termination of this Agreement. Synergy shall promptly inform AnorMED of the execution, scope, amendment of scope and termination of each sublicense and the name and address of each sublicensee.

3. MILESTONE PAYMENTS

         In consideration of the license granted herein, Synergy shall pay to AnorMED the following amounts upon the occurrence of each milestone indicated below (whether the milestone is achieved by Synergy, its Affiliates or sublicensees (other than a Qualifying Sublicensee):


         Milestone                     Payment to AnorMED by Synergy
         ---------                     ------------------------------

         *                                         US$*
         *                                         US$*

         *                                         US$*

         *                                         US$*

         All payments shall be made within thirty (30) days following the occurrence of the milestone indicated by wire transfer to an account designated by AnorMED. All the above payments are nonrefundable and are not creditable against royalties.

4. ROYALTIES

         4.1 Amount

         In consideration of the license granted herein, Synergy shall pay AnorMED the following royalty on Net Sales in the Territory during the term of this Agreement even though the Final Product may have different indications, formulation, unit size, etc.

         Net Sales During Calendar Year                         Royalty Rate
         ------------------------------                         ------------

         $0 to US$*                                                  *%

         Above US$* and at or below US$*                             *%

         Above US$* and at or below US$*                             *%

         Above US$*                                                  *%

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         For example, if Net Sales during the calendar year are US$*), the total royalties to be paid would equal US$* (i.e., * of US$*, plus* of US$*, plus * of US$*, plus * of US$*).


         4.2 Patent Coverage and Generic Competition; Reduction in Royalty

         On a quarter-by-quarter basis, Net Sales of a particular Final Product in any country in which:

                 (a) there is not a Valid Patent Claim covering such Final Product; and

                 (b) there is competition to such Final Product from a product incorporating as an active component a compound identical to the Licensed Compound in such Final Product shall not be aggregated with other Net Sales for the purpose of calculating the royalty payable under Section 4.1. Instead, a royalty of * percent shall be payable in respect of such Net Sales. For the purpose of this Section 4.2, a product shall be in competition with a Final Product if the market share of such product in the country and quarter in question is * percent or more of the total market for all products incorporating as an active component a compound identical to the Licensed Compound incorporated as an active component in such Final Product.

         4.3 Payment; Reports

         Royalties shall be paid to AnorMED within thirty (30) days after the end of each calendar quarter by wire transfer to an account designated by AnorMED. With each payment, Synergy shall provide AnorMED with a written report of (a) Net Sales (in local currency and United States dollars, with applicable exchange rates pursuant to Section 4.4 noted) and the number of units sold during each month of the quarter for each type of Final Product by country and
(b) a calculation of the royalties due thereon and aggregate royalties due.

         4.4 Currency Conversion

         Royalties shall be calculated and paid in United Stated dollars. For the purpose of computing the Net Sales made in a currency other than United States dollars, Synergy shall convert such currency from local currency to United States dollars on a monthly basis using the average of the relevant exchange rate published by The Wall Street Journal for the first five (5) days of the relevant month.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         4.5 Books and Records

         Synergy shall keep, or cause to be kept, accurate books and records in sufficient detail to verify the calculation of royalties and the reports given hereunder and shall retain such books and records at its principal place of business for at least five (5) years after the end of the fiscal year to which they pertain. AnorMED shall have the right, at its expense and not more frequently than once per calendar year, to have its accountants and/or auditors examine, during normal business hours, the books and records of Synergy, its Affiliates and its sublicensees relating to the calculation of royalties and reports given hereunder for any period during which Synergy is to keep the books and records. If such examination discovers an error in excess of five percent (5%) for the period under review, Synergy shall reimburse AnorMED for its reasonable costs of examination.

5. WITHHOLDING

         If applicable law requires the withholding of taxes on amounts paid to AnorMED hereunder, Synergy will have the right to withhold such taxes; provided that Synergy shall pay the amount withheld to the proper taxing authority on behalf of AnorMED and shall promptly secure and send to AnorMED proof evidencing the payment of such taxes. Synergy agrees to assist AnorMED in claiming exemption under any applicable income tax treaty from any such withholding.

6. ASSISTANCE FROM ANORMED

         As needed and upon reasonable request of Synergy, AnorMED will arrange to make certain of its scientific personnel available to Synergy for assistance in the development of the Licensed Compound at an approximate yearly rate of US$* per full-time equivalent (adjusted annually for cost-of-living increases), payment by Synergy for such assistance to be within thirty (30) days of invoice and invoices shall be issued quarterly at the end of each calendar quarter. Assistance by AnorMED shall be subject to the availability of its scientific personnel. In no event shall AnorMED be required to prejudice its own research and development programs to provide assistance to Synergy.

7. DILIGENCE

         7.1 Responsibilities

         Synergy shall be responsible, at its expense, for all development and commercialization activities related to Licensed Compound and Final Product, including, but not limited to, preclinical development, clinical trials, regulatory strategy, applications for regulatory approval, manufacturing, marketing and sales.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         7.2 Efforts

         Synergy shall use commercially reasonable and diligent efforts to develop, register, manufacture, promote, market, distribute and sell Final Product for the Licensed Field within the Territory.

         7.3 Reports

         In order to inform AnorMED of the progress of the Atiprimod (a/k/a Azaspiranes) project, Synergy shall submit to AnorMED, during the term of this Agreement, a written report within three months after the end of each calendar year which covers, without omission of any relevant information, the then current technical status, the results achieved, the problems being encountered and other pertinent information relating to the development and manufacturing of Final Product, including, but not limited to, all clinical data, clinical protocols and regulatory filings in the Territory. Synergy shall submit to AnorMED summary updates of each annual report on a quarterly basis. In addition, Synergy shall report all material events and results relating to the Atiprimod (a/k/a Azaspiranes) project (e.g., results of clinical trials, results of toxicology or stability studies, or unexpected, serious or severe adverse events) promptly following their occurrence or receipt.

         7.4 Maintenance Fee

         Commencing on January 1, 2004, and on January 1 of each subsequent calendar year during the term of this Agreement, Synergy shall pay AnorMED a maintenance fee of two hundred thousand ($200,000) in United States dollars; provided that the maintenance fee shall not be due on or after the first January 1 following the payment of royalties under this Agreement in excess of two hundred thousand United States dollars (US$200,000). Failure to pay the maintenance fee when due will be a material breach of this Agreement.

8. CONFIDENTIALITY; PRESS RELEASES

         8.1 Confidential Information

         Except as otherwise provided in this Section 8, during the term of this Agreement and for a period of five (5) years thereafter, each party shall keep confidential and not disclose or use (except as contemplated by this Agreement) any proprietary or confidential information received from the other party, including Technical Information. This restriction shall not apply to any information to the extent it (a) is already known to the recipient at the time of disclosure (as may be verified by the recipient's contemporaneous written records), (b) is or becomes public knowledge through no fault of the recipient,
(c) is received without an obligation of confidentiality from a third party having the lawful right to disclose same, or (d) was independently developed or discovered by the recipient without the use of the information disclosed by the disclosing party (as may be verified by the recipient's contemporaneous written records).

         8.2 Authorized Disclosure

         Each party may disclose information received from the other party (a) to third parties under appropriate terms and conditions, including confidentiality provisions substantially equivalent to this Section 8, for consulting, manufacturing, development, sublicensing, external testing and marketing trials with respect to Licensed Compound or Final Product or an investment in a party's capital stock and (b) to the extent such disclosure is reasonably necessary, in connection with submissions to regulatory authorities for purposes of this Agreement, filing or prosecuting patent applications contemplated under this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations or conducting preclinical or clinical trials of Licensed Compound or Final Product; provided, however, that in the event of any proposed disclosure described in clause (b), the disclosing party will, except where impracticable (e.g., medical emergencies), give reasonable advance notice to the other party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of the information to be disclosed.

         8.3 Scientific Publications

         Except as required by law, regulation or court order, neither party shall publish or make a presentation of any confidential or proprietary information it has created or developed with respect to the development of Licensed Compound or Final Product, including the Technical Information, or the results of any preclinical or clinical studies or investigations it has conducted or had conducted with respect to Licensed Compound or Final Product, without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         8.4 Public Announcements

         Except to the extent required by applicable law or regulations, in the reasonable judgment of a party, or to the extent the substance thereof has previously been reviewed and released by the parties or is in the public domain through no fault of the originating party, neither party shall make any announcement, news release, public statement, publication or presentation regarding the material terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. The parties will consult with one another regarding the provisions of this Agreement to be redacted in any filing made by the parties with regulatory agencies (e.g., Securities Commission) or as otherwise required by law. The parties will use reasonable efforts to coordinate the initial announcement or press release relating to this Agreement such that each party's initial announcement or press release may be made contemporaneously.

9. ANORMED PATENTS

         9.1 Prosecution

         AnorMed shall diligently prosecute and take all reasonable steps required to maintain in full force and effect and defend the Patent Rights in the Licensed Field and Territory. Defending the Patent Rights includes, for example, interference and opposition proceedings pertaining to patent applications or patents, but does not include enforcing the Patent Rights against third party infringers, which is covered by Section 9.2. All out-of-pocket costs after the date of this Agreement, including, but not limited to, outside attorneys', translation, filing and maintenance fees and costs in connection therewith, shall be paid by Synergy to AnorMED within thirty (30) days of invoice. AnorMED shall provide Synergy with an opportunity to review and comment on the nature and text of any new or pending patent applications for all Patent Rights in the Territory. AnorMED shall consider in good faith any comments from Synergy regarding steps that might be taken to strengthen the Patent Rights being licensed to Synergy hereunder and shall, on a reasonable basis, conduct discussions with Synergy, at its request, regarding the patent prosecution strategy for the Patent Rights. If AnorMED shall elect not to prosecute, maintain or defend any Patent Rights in any country in the Territory, Synergy shall be entitled to do so at its expense and AnorMED agrees, without charge, to render such reasonable assistance, execute any documents and do such other acts as may be reasonably necessary in connection with the prosecution, maintenance or defense of any Patent Rights as Synergy may reasonably requests.

         9.2 Third Party Infringement

         Each party shall promptly notify the other party in writing of any alleged or threatened infringement of a patent included in the Patent Rights. Synergy shall have the first right, but not the obligation, to take and control all legal action necessary, at its expense, to enforce the Patent Rights against any infringer in the Licensed Field and Territory that is or could be adversely impacting its rights hereunder. If, after sixty (60) days' notice, Synergy has not brought a suit or action against such infringer, then AnorMED shall, in its sole discretion, have the right to take such legal action as it deems necessary or desirable, at its expense. Each party agrees, without charge, to render such reasonable assistance, execute any documents and do such other acts as may be reasonably necessary in such legal action as the other party may reasonably request.

         After reimbursing the parties of their out-of-pocket costs from any recovery, including, but not limited to, reasonable attorneys' fees, the balance of any recovery related to such infringement shall be split as follows: fifty percent (50%) to Synergy and fifty percent (50%) to AnorMED.

         9.3 Patent Markings

         Synergy shall cause all Final Product to be marked with applicable Patent Rights in accordance with applicable patent laws.

         9.4 Patent Term Extension

         Synergy shall within thirty (30) days of obtaining any Health Registration Approval provide to AnorMED any information required by AnorMED to apply for a European Supplementary Protection Certificate or other patent term extension in respect of the Final Product covered by the Health Registration Approval in the country or countries covered by the Health Registration Approval.

10. TRADEMARKS AND CORPORATE NAME

         All trademarks (except the "ANORMED" mark) to be utilized by Synergy and/or its Affiliates with Final Product under this Agreement shall be owned by Synergy and/or its Affiliates. Except to the extent prohibited by applicable law, Final Product covered by this Agreement shall bear AnorMED's corporate name in a reasonable location on outer packaging labels and on any package inserts. Synergy shall mention, in certain appropriate forms of its advertising and promotional literature, AnorMED's contribution to the development of each Final Product. The first use of any such reference shall require AnorMED's approval, which shall not be unreasonably withheld.

11. WARRANTIES; DISCLAIMER; LIMITATION OF LIABILITY

         11.1 Both Parties

         Each party represents and warrants to the other that (a) it has full right, power and authority to enter into this Agreement and to carry out the provisions hereof and (b) it has all necessary corporate approvals for its execution, delivery and performance of this Agreement.

         11.2 AnorMED

         AnorMED represents and warrants that it has full rights to the Patent Rights.

         11.3 Disclaimer

         EXCEPT FOR THE WARRANTIES SET FORTH IN SECTIONS 11.1 AND 11.2, ANORMED MAKES NO OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PATENT RIGHTS AND TECHNICAL INFORMATION AND EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WIHTOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PATENTABILITY AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF OTHER PARTIES.

         11.4 Limitation of Liability

         (a) AnorMED shall have no liability whatsoever to Synergy or any other person for or on account of any injury, loss, damage, of any kind or nature, sustained by, or damage assessed or asserted against, or any other liability incurred by or imposed upon Synergy or any other person, arising out of or in connection with or resulting from (i) the development, production, use or sale of any Licensed Compound or Final Product, or the practice of the Patent Rights, or (ii) any advertising or other promotional activities with respect to any of the foregoing.

         (b) In no event shall AnorMED be liable for any incidental, special, indirect or consequential damages resulting from any reason whatsoever. This exclusion applies to all legal theories under which damages may be sought.

12. INDEMNIFICATION

         Synergy shall indemnify and hold AnorMED, its officers, directors, employees, agents, consultants and contractors (the "Indemnified Parties") harmless from and against any claim, action, liability, damage, loss, cost or expense (including reasonable attorneys' fees) ("Loss") arising from or related to the exercise of the license granted herein, unless and to the extent such Loss arises from or is related to the gross negligence or willful default or fraud of the Indemnified Parties. AnorMED shall promptly notify Synergy of any such claim or action, allow Synergy to control the defense of such claim or action and render all reasonable assistance to Synergy in connection with defending such claim or action. Synergy shall secure and maintain product liability insurance commensurate with the reasonable standards of the industry with respect to Final Product. Upon request, Synergy shall provide AnorMED with evidence of such insurance coverage.

13. TERM AND TERMINATION

         13.1 Expiration

         Unless terminated earlier pursuant to Section 13.2 through 13.4 or 14.15, this Agreement shall expire upon the last to expire of any patents included in the Patent Rights. Upon expiration (but not earlier termination) of this Agreement, Synergy's license to use the Technical Information pursuant to
Section 2.1 shall become fully paid-up, royalty-free and nonexclusive and shall survive.

         13.2 Termination for Convenience

         Synergy may terminate this Agreement for any reason or no reason on ninety (90) days' written notice to AnorMED.

         13.3 Insolvency

         If either party shall become insolvent or make an assignment for the benefit of creditors, or if proceedings in voluntary or involuntary bankruptcy shall be instituted on behalf of or against such party, or if a receiver or trustee of such party's property shall be appointed, the other party shall have the right to terminate this Agreement at any time by written notice to the insolvent party.

         13.4 Breach

         Each party shall have the right to terminate this Agreement after appropriate written notice to the other party in the event the other party is in material breach of this Agreement (including failure to timely pay any amounts due hereunder), unless the other party cures such breach within thirty (30) days (or ten (10) days in the case of failure to pay any amount due) after the date of notice; provided, however, that any such termination shall not release either party from any obligations accrued prior thereto.

         13.5 Inventory of Final Product

         Synergy shall have a period of twelve (12) months following expiration or termination of this Agreement to sell any Final Product held in inventory remaining at the date of termination, subject to the payment of royalties in accordance with Section 4. At the end of such twelve (12) month period, AnorMED shall have the option but not the obligation to purchase any Final Product still held in inventory by Synergy for a price equal to *.

         13.6 Return of Technical Information

         Upon expiration (pursuant to Section 13.1) or earlier termination (pursuant to Section 13.2 through 13.4 or 14.15) of this Agreement, Synergy shall (at its expense):

         (a) Cause all materials containing any Technical Information to be promptly returned to AnorMED.

         (b) Return or destroy, at AnorMED's option, all bulk Licensed Compound.

         (c) Assign to AnorMED all rights in all pre-clinical studies, clinical trials or regulatory applications or approvals (e.g., investigational new drug applications). Within thirty (30) days after such assignment, AnorMED shall elect which of the preclinical studies, clinical trials or regulatory applications or approvals will be continued and which will be discontinued thereafter Synergy shall, promptly following demand therefore, reimburse AnorMED for all costs and charges incurred in connection with those pre-clinical studies, clinical trials or regulatory applications or approvals AnorMED elects to discontinue, including all wind down costs and charges.

         (d) During the four (4) months following termination, discuss with AnorMED information and data that exists with respect to Licensed Compound and Final Product and provide to AnorMED such relevant information and data requested by AnorMED.

         13.7 Synergy Developments

         In the event of termination of this Agreement for reasons other than insolvency of AnorMED or material breach by AnorMED pursuant to Section 13.3 or 13.4, AnorMED shall be granted a fully paid-up, royalty-fee, worldwide, nonexclusive license, with right to sublicense, to develop, manufacture, have manufactured, use, sell, offer to sell and import Final Product in the Territory for the Licensed Field using any inventions, developments or other Technical Information, including patents and copyrights, developed for or incorporated in Final Product by Synergy or its Affiliates or sublicensees.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         13.8 Survival

         The rights and obligations of Sections 4.5, 8.1, 11.4, 12, 13.1 (second sentence), 13.5, 13.6, 13.7 and 14 and any accrued obligations shall survive termination or expiration of this Agreement. All other rights and obligations shall not survive termination or expiration.

14. MISCELLANEOUS

         14.1 Assignment

         Neither this Agreement nor any right or obligation arising hereunder may be assigned or delegated in whole or in part by either party without the prior written consent of the other party, except to a successor or purchaser of all or substantially all the assets of the party related to its pharmaceutical business or, in the case of AnorMED, to a wholly-owned subsidiary of AnorMED, provided, that, in the event of an assignment by AnorMED to a wholly owned subsidiary, AnorMED shall guarantee the full performance of this Agreement by the subsidiary. Any assignment or delegation that is not exempted and that is attempted without such consent shall be of no force or effect. This Agreement shall be binding on and inure to the benefit of the successors and permitted assigns of the parties.

         14.2 Entire Agreement; Modification

         This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes and cancels all prior understandings, promises and agreements, including the Term Sheet, dated June 27, 2002; provided that Synergy's obligation to make the payments described under the heading "Exclusivity" shall survive. No modifications or amendment hereof shall be valid or binding on the parties unless made in writing and duly executed by the parties.

         14.3 Notices and Communications

         Any notice or any other communication required or permitted to be given to a party pursuant hereto shall be sufficiently given if delivered personally or by facsimile or express courier service (expenses prepaid) to the address set forth below:

         AnorMED: AnorMED Inc.
                  Suite #200
                  20353 - 64th Avenue
                  Langley, BC
                  V2Y IN5 Canada
                  Attn:  President
                  FAX:  (604) 530-0976

         Synergy: Synergy Pharmaceuticals, Inc.
                  2 Executive Drive, Suite 450
                  Somerset, NJ  08873
                  Attn:  President
                  FAX:  (732) 302-1115

or to such other address as the party shall designate by written notice given to the other party. All notices, information, reports and other communications in connection with this Agreement shall be in English.

         14.4 Separability

         If any provision of this Agreement shall be held to any extent invalid or unenforceable, such provision shall be deemed amended to conform to applicable laws and to accomplish the intentions of the parties.

         14.5 Waivers

         No waivers of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Agreement.

         14.6 Counterparty

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.7 Review of Agreement

         This Agreement has been submitted to the scrutiny of both parties and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its being drafted by or for one of the parties.

         14.8 Payments

         All payments due under this Agreement shall be paid in United States dollars and made by wire transfer. Any payments that are overdue shall be charged interest at the prime rate as quoted by the Royal Bank of Canada on the first business day of each month plus five (5) percentage points or the maximum permitted by applicable law, whichever is less.

         14.9 Compliance with Law; Export Regulations

         In the performance of this Agreement, each party shall comply with all laws, regulations, rules, orders and other requirements, now or hereafter in effect, of governmental authorities having jurisdiction. This Agreement and any Technical Information provided hereunder are subject to restrictions concerning the export of information and materials that may be imposed by a government. Accordingly, Synergy agrees that it will not export, directly or indirectly, any information or materials acquired under this Agreement or any products utilizing any such information or materials to any country for which a government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency of the government when required by an applicable statute or regulation.

         14.10 Independent Contractors

         The parties are and shall be independent contractors. The relationship between the parties created by this Agreement shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, that shall be binding on the other party.

         14.11 Nonsolicitation

         During the first eight (8) years after the date of this Agreement, Synergy shall not solicit or seek to induce any employee of or consultant to AnorMED to terminate his or her relationship with AnorMED and to seek employment or an independent consulting relationship with Synergy or any of its Affiliates or sublicensees.

         14.12 Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, U.S.A. (regardless of its or any other state's choice of law provisions).

         14.13 Jurisdiction and Venue

         Any legal action with respect to this Agreement shall be instituted in a provincial court of general jurisdiction in British Columbia, Canada, the parties hereby consenting to the jurisdiction and venue of such court.

         14.14 Payments to GlaxoSmithKline

         All costs and expenses associated with obtaining Atiprimod drug substance or product or information related to Atiprimod from SmithKline Beecham (a/k/a GlaxoSmithKline) incurred after the date hereof will be paid by Synergy to AnorMED within thirty (30) days of invoice.

         14.15 Force Majeure

         Either party shall be excused from performance under this Agreement to the extent such performance is prevented because of governmental action or inaction, war, act of terrorism, fire, explosion, flood, strike, peril of the sea, lockout, embargo, act of God, or any other cause beyond the control and without the fault or negligence of the party claiming the force majeure event; provided that the party claiming the force majeure event has exerted all reasonable efforts to avoid or remedy such force majeure event. The excuse for performance shall continue as long as the force majeure event continues. Upon the cessation of the force majeure event, the party claiming the force majeure shall promptly resume performance under this Agreement. If the force majeure event continues for a period of one hundred and twenty (120) days, AnorMED shall have the right to terminate this Agreement upon a further thirty (30) days' written notice to Synergy.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                            ANORMED INC.



                                            By:   /s/ Michael Abrams
                                               ---------------------------
                                                  Dr. Michael Abrams
                                                  President

                                            SYNERGY LIMITED


                                            By:    /s/ Donald Picker
                                               ---------------------------
                                                   Dr. Donald Picker
                                                   President

                                    EXHIBIT A
                                  PATENT RIGHTS

1.       Title:   Immunomodulatory Azaspiranes
         Priority Application:          USSN 712.325                 7 June 1991

-------------------------------------------------------------------------------------------------------------------
Reference No.           Territory                     Application No.      Filing Date  Issue Date  Patent No. or
                                                                                                    Publication
                                                                                                    No.
-------------------------------------------------------------------------------------------------------------------
20015.00                US                            07/712,325           7-Jun-91
Abandoned
-------------------------------------------------------------------------------------------------------------------
20015.01                US                            07/981,147           24-Nov-92
Abandoned
-------------------------------------------------------------------------------------------------------------------
20015.20                US                            08/277,456           19-Jul-94    7-Jan-97    US 5,591,748
-------------------------------------------------------------------------------------------------------------------
20015.40                PCT                           PCT/US92/04834       5-Jun-92                 WO
                                                                                                    92/22294
-------------------------------------------------------------------------------------------------------------------
20015.41                EPO                           92914312.1           5-Jun-92
-------------------------------------------------------------------------------------------------------------------
20015.42                Ireland                       921,827              1-Jul-92
-------------------------------------------------------------------------------------------------------------------
20015.43                Japan                         500972/1993          5-Jun-92     2-Feb-01    3155277
-------------------------------------------------------------------------------------------------------------------
20015.44                S. Korea                      93-703765            5-Jun-92     13-Jan-00   251570
-------------------------------------------------------------------------------------------------------------------
20015.45                Mexico                        922713               5-Jun-92
Abandoned
-------------------------------------------------------------------------------------------------------------------
20015.46                New Zealand                   243,029              5-Jun-92     29-Nov-94   243029
Abandoned
-------------------------------------------------------------------------------------------------------------------
20015.47                Portugal                      100,566              4-Jun-92
-------------------------------------------------------------------------------------------------------------------
20015.48 Abandoned      S Africa                      92/4107              5-Jun-92     28-Apr-93
-------------------------------------------------------------------------------------------------------------------

     2. Title:    Cytokine Inhibitors
         Priority Application:   USSN 657,578                   19 February 1991

-------------------------------------------------------------------------------------------------------------------
Reference No.            Territory                    Application No.      Filing Date  Issue Date   Patent No. or
                                                                                                     Publication
                                                                                                     No.
-------------------------------------------------------------------------------------------------------------------
20019.00 Abandoned       US                           07/657,578           19-Feb-91
-------------------------------------------------------------------------------------------------------------------
20019.01 Con 01          US                           07/887,628           22-May-92
Abandoned
-------------------------------------------------------------------------------------------------------------------
20019.02 Con 01          US                           08/138,178           15-Oct-93     11-Feb-97   US 5,602,166
-------------------------------------------------------------------------------------------------------------------
20019.03 Con 02          US                           08/779,418           7-Jan-97     4-May-99     US 5,900,430
-------------------------------------------------------------------------------------------------------------------
20019.20 CIP 02          US                           08/469,415           6-Jun-95
Abandoned
-------------------------------------------------------------------------------------------------------------------
20019.40                 PCT                          PCT/US92/01283       18-Feb-92                 WO
                                                                                                     92/14462
-------------------------------------------------------------------------------------------------------------------
20019.41                 Australia                    1463392              18-Feb-92    11-Jul-95    657745
-------------------------------------------------------------------------------------------------------------------
20019.42                 Canada                       2,104,214            18-Feb-92
-------------------------------------------------------------------------------------------------------------------
20019.43                 European Patent Office       929073625            18-Feb-92    17-Nov-99    0 572537B1
-------------------------------------------------------------------------------------------------------------------
20019.44                 Ireland                      920508               18-Feb-92
-------------------------------------------------------------------------------------------------------------------
20019.45                 Japan                        04-507323/1992       18-Feb-92    23-Feb-0l    0162071
-------------------------------------------------------------------------------------------------------------------
20019.46 Abandoned       S Korea                      93-702468            18-Feb-92
-------------------------------------------------------------------------------------------------------------------
20019.47                 S Africa                     92/1120              17-Feb-92    27-Jan-93    92/1120
-------------------------------------------------------------------------------------------------------------------
20019.48                 Austria                      92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.49                 Belgium                      92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.50                 Switzerland/Liechtenstein    92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.51                 Denmark                      92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.52                 Spain                        92907362.5           18-Feb-92    17-Nov-99    5172537
-------------------------------------------------------------------------------------------------------------------
20019.53                 France                       92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.54                 Great Britain                92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.55                 Greece                       92907362.5           18-Feb-92    17-Nov-99    20000400311
-------------------------------------------------------------------------------------------------------------------
20019.56                 Italy                        92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.57                 Luxembourg                   92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.58                 Monaco                       92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.59                 Netherlands                  92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.60                 Sweden                       92907362.5           18-Feb-92    17-Nov-99    572537
-------------------------------------------------------------------------------------------------------------------
20019.61                 Germany                      92907362.5           18-Feb-92    17-Nov-99    P69230
                                                                                                     314.6-08
-------------------------------------------------------------------------------------------------------------------
20019.62                 Hong Kong                    981133586.6
-------------------------------------------------------------------------------------------------------------------

  3.    Title: 2-[2-(Dimethylamino)ethyl]-8,8-dipropyl-
        2-azaspiro[4.5]decane dimaleate
        Priority Application: U.S. provisional 60/016,066 23 April 1996
                              U.S. provisional 60/001,134 13 July 1995

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Reference             Territory          Application No.     Filing Date        Issue Date          Patent No.
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
20021.00 (US)                            08/981,929          11-Jul-96          14-Sep-99           US 5,952,365
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

  4.      Title: N,N-dimethyl-8,8-dipropyl-2-azaspiro
          [4.5]decane-2-propanamine dimaleate
          Priority Application:    U.S. provisional 60/001,138     13 July 1995
                                   U.S. provisional 60/015,996     23 April 1996

-----------------------------------------------------------------------------------------------------------------
Reference No.          Territory                     Application No.      Filing Date  Issue Date   Patent No.
                                                                                                    or
                                                                                                    Publication
                                                                                                    No.
-----------------------------------------------------------------------------------------------------------------
20024.00               US                            08/981,928           12-Jul-96    17-Aug-99    US 5,939,450
-----------------------------------------------------------------------------------------------------------------
20024.40               PCT                           PCT/US96/11590       12-Jul-96                 WO
                                                                                                    97/02820
-----------------------------------------------------------------------------------------------------------------
20024.41 Abandoned     S Africa                      96/5883              11-Jul-96    28-May-97   96/5883
-----------------------------------------------------------------------------------------------------------------
20024.42 Abandoned     EPO                           969260769            12-Jul-96                837678
-----------------------------------------------------------------------------------------------------------------
20024.43               Japan                         09-505996            12-Jul-96    1 June-01   3195364
-----------------------------------------------------------------------------------------------------------------

  5.   Title:  N, N-diethy]-8,8-dipropyl-2-azaspiro [4.5] decane-2-propanamine
       Priority Application:     U.S. provisional 60/001,139      13 July 1995
                                 U.S. provisional 60/016,065      23 April 1996

--------------------------------------------------------------------------------------------------------------------
Reference No.            Territory                     Application No.      Filing Date  Issue Date   Patent No. or
                                                                                                      Publication
                                                                                                      No.
--------------------------------------------------------------------------------------------------------------------
20029.00                 US                            08/679,480           12-Jul-96    28-Apr-98    US 5,744,495
--------------------------------------------------------------------------------------------------------------------
20029.40 Abandoned       Algeria                       11296                9-Jul-96

--------------------------------------------------------------------------------------------------------------------
20029.41                 Argentina                     960103537            11-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.42                 Australia                     5945596              11-Jul-96    8-Jun-00     716256
--------------------------------------------------------------------------------------------------------------------
20029.43 Abandoned       Barbados                      81402                12-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.44                 Brazil                        96019093             3-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.45                 Bulgaria                      100710               8-Jul-96     25-Feb-99    62359
--------------------------------------------------------------------------------------------------------------------
20029.46                 Canada                        2,181,006            11-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.47                 Chile                         123696               12-Jul-96    14-Aug-00    40.657
--------------------------------------------------------------------------------------------------------------------
20029.48                 China                         961108207            12-Jul-96    1-Mar-01     96110820.7
--------------------------------------------------------------------------------------------------------------------
20029.49 Abandoned       Colombia                      96036764             12-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.50                 Czech Rep.                    PV 203696            9-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.51 Abandoned       Eucador                       SP 961818            11-Jul-96    21-May-98    P1-981368
--------------------------------------------------------------------------------------------------------------------
20029.52 Abandoned       Egypt                         66096                11-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.53                 Eurasia                       199600048            12-Jul-96    3-Dec-97     000037
--------------------------------------------------------------------------------------------------------------------
20029.54                 European Patent Office        962019436            11-Jul-96    18-Mar-98    0753512
--------------------------------------------------------------------------------------------------------------------
20029-55                 Hungary                       P 9601918            12-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.56                 India                         1557/DEL/96          12-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.57                 Indonesia                     P 961950             8-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.58 Abandoned       Israel                        118815               8-JuI-96     29-Sep-00
--------------------------------------------------------------------------------------------------------------------
20029.59                 Japan                         1830581996           12-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.60                 S Korea                       280161996            11 Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.61                 Malaysia                      PI9602865            11-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.62                 Mexico                        962767               12-Jul-96    29-Sep-00    198843
--------------------------------------------------------------------------------------------------------------------
20029.63                 New Zealand                   286951               8-Jul-96     15-Jun-98    286951
--------------------------------------------------------------------------------------------------------------------
20029.64 Abandoned       Nigeria                       15396                10-Jul-96    6-Dec-96     12578
--------------------------------------------------------------------------------------------------------------------
20029-65                 Norway                        962931               12-Jul-96    6-Dec-99     306.672
--------------------------------------------------------------------------------------------------------------------
20029.66 Abandoned       Pakistan                      450/96               11-Jul-96    11-Nov-98    135353
--------------------------------------------------------------------------------------------------------------------
20029.67 Abandoned       Peru                          52596                12-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.68                 Philippines                   53652                8-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.69                 Poland                        315191               10-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029-70                 Romania                       9601426              11-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029-71                 Saudi Arabia                  96170188             30-Jul-96
--------------------------------------------------------------------------------------------------------------------
20029.72 Abandoned       Singapore                     96102355             8-Jul-96     22-Aug-00    43383
--------------------------------------------------------------------------------------------------------------------
20029.73 Abandoned       Slovak Rep.                   PV 0 88696           8-Jul-96     18-Jan-01
--------------------------------------------------------------------------------------------------------------------
20029.74 Abandoned       S Africa                      965883               11 Jul-96    26-Mar-97    965883
--------------------------------------------------------------------------------------------------------------------
20029.75 Abandoned       Sri Lanka                     11031
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Reference No.           Territory                     Application No.       Filing Date  Issue Date   Patent No. or
                                                                                                      Publication
                                                                                                      No.
-------------------------------------------------------------------------------------------------------------------
20029.76                Taiwan                        85108324              10-Jul-96    21-Jan-01    126896
-------------------------------------------------------------------------------------------------------------------
20029.77 Abandoned      Tangiers                      1399                  12-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.78                Thailand                      32280                 9-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.79                Turkey                        9600579               12-Jul-96    22-Mar-99    TR 1996
                                                                                                      00579 B
-------------------------------------------------------------------------------------------------------------------
20029.80 Abandoned      United Arab Emirates          10796                 13-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.81 Abandoned      Ukraine                       96072764              9-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.82 Abandoned      Uruguay                       24283                 15-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.83                Venezuela                     126096                12-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.84 Abandoned      Vietnam                       SC 2696               12-Jul-96    29-Sep-00    1500
-------------------------------------------------------------------------------------------------------------------
20029.85                Austria                       962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.86                Belgium                       962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.87                Denmark                       962019436             11 -Jul-96   18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.88                Finland                       962010436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.89                France                        962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.90                Germany                       962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.91                Greece                        962019436             11-Jul-96    18-Mar-98    3026998
-------------------------------------------------------------------------------------------------------------------
20029.92                Netherlands                   962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.93                Ireland                       962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.94                Italy                         962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.95                Luxembourg                    962019436             11 -Ju1-96   18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.96 Abandoned      Morocco                       24311                 12-Jul-96
-------------------------------------------------------------------------------------------------------------------
20029.97                Portugal                      962019436             11 Ju1-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.98                Spain                         962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
20029.99                Sweden                        962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
25029.40                Switzerland                   962019436             11-Jul-96    18-Mar-98    0753512
-------------------------------------------------------------------------------------------------------------------
25029.41 Abandoned      Hong Kong                     991107432             18-Sep-98    11 -Jun-99   HK1010052
-------------------------------------------------------------------------------------------------------------------
25029.42                Great Britain                 962019436             11-Jul-96    18-Mar-98    753512
-------------------------------------------------------------------------------------------------------------------

           6. Title: Immunomodulatory azaspiranes
              Priority Application:     USSN 101,704          28 September 1987

--------------------------------------------------------------------------------------------------------------------
Reference No.            Territory                     Application No.      Filing Date  Issue Date   Patent No. or
                                                                                                      Publication
                                                                                                      No.
--------------------------------------------------------------------------------------------------------------------
20031.00                 US                            07/101,704           28-Sep-87
Abandoned
--------------------------------------------------------------------------------------------------------------------
20031.20 CIP             US                            07/244,229           13-Sep-88    16-Oct-90    US 4,963,557
20031.00
--------------------------------------------------------------------------------------------------------------------
20031.40                 PCT                           PCT/US88/03323       27-Sep-88
--------------------------------------------------------------------------------------------------------------------
20031.41 Abandoned       Bahamas                       930                  27-Sep-88    14-Apr-89    930
--------------------------------------------------------------------------------------------------------------------
20031.42                 Canada                        578528               27-Sep-88    26-Apr-93    1313189
--------------------------------------------------------------------------------------------------------------------
20031.43                 China                         881090328            27-Sep-88    21-Jan-96    881090328
--------------------------------------------------------------------------------------------------------------------
20031.44                 Cyprus                        883089146            26-Sep-88    12-Sep-96    1955
--------------------------------------------------------------------------------------------------------------------
20031.45                 Czech Rep                     PV 397091            20-Dec-91
--------------------------------------------------------------------------------------------------------------------
20031.46                 European Patent Office        883089146            26-Sep-89    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.47                 Ireland                       292998               28-Sep-88    16-Apr-96    67891
--------------------------------------------------------------------------------------------------------------------
20031.48 Abandoned       Israel                        87908                25-Sep-88    21-Feb-93    87908
--------------------------------------------------------------------------------------------------------------------
20031.49 Abandoned       Malaysia                      8801078              27-Sep-88    30-Jul-94    104932
--------------------------------------------------------------------------------------------------------------------
20031.50                 Mexico                        923765               29-Jun-92    10-May-94    174367
--------------------------------------------------------------------------------------------------------------------
20031.51                 New Zealand                   226354               27-Sep-88    13-Jun-91    226354
--------------------------------------------------------------------------------------------------------------------
20031.52                 Pakistan                      43988                28-Sep-88    26-Dec-90    131497
Abandoned
--------------------------------------------------------------------------------------------------------------------
20031.53                 Portugal                      88603                27-Sep-88    25-Jun-92    88603
--------------------------------------------------------------------------------------------------------------------
20031.54 Abandoned       Singapore                     96914205             26-Sep48     30-Nov-94    96914205
--------------------------------------------------------------------------------------------------------------------
20031.55                 Slovakia                      397097               20-Dec-91
--------------------------------------------------------------------------------------------------------------------
20031.56 Abandoned       S Africa                      887266               28-Sep-88    27-Jan-93    887266
--------------------------------------------------------------------------------------------------------------------
20031.57                 Taiwan                        77106657             24-Sep-88    26-Apr-91    43871
--------------------------------------------------------------------------------------------------------------------
20031.58 Abandoned       Zimbabwe                      12388                21-Sep-88    7-Apr-89     12388
--------------------------------------------------------------------------------------------------------------------
20031.59                 Australia                     2533388              27-Sep-88    1 -Jun-92    619780
--------------------------------------------------------------------------------------------------------------------
20031.60                 Denmark                       77090                27-Sep-88    8-May-95     170042
--------------------------------------------------------------------------------------------------------------------
20031.61                 Finland                       901530               27-Sep-88    10-Feb-95    93006
--------------------------------------------------------------------------------------------------------------------
20031.62 Abandoned       Hungary                       588988               27-Sep-88    24-Sep-93    208809
--------------------------------------------------------------------------------------------------------------------
20031.63                 Japan                         63508105             27-Sep-88    2 1-Nov-96   2582888
--------------------------------------------------------------------------------------------------------------------
20031.64 Abandoned       S Korea                       899-00907            27-Sep-88    22-Sep-98    166336
--------------------------------------------------------------------------------------------------------------------
20031.65                 Norway                        901392               27-Sep-88    9-Feb-94     173824
--------------------------------------------------------------------------------------------------------------------
20031.66                 Philippines                   37609                13-Sep-88    5-Nov-91     25812
--------------------------------------------------------------------------------------------------------------------
20031.67 Abandoned       Hungary                       P/P00121             1-Jul-95                  211325
--------------------------------------------------------------------------------------------------------------------
20031.68                 Austria                       883089146            26-Sep-88    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.69                 Belgium                       883089146            26-Sep-88    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.70                 France                        883089146            26-Sep-88    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.71                 Germany                       883089146            26-Sep-88    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.72                 Great Britain                 883089146            26-Sep-88    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.73                 Greece                        883089146            26-Sep-88    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------
20031.74                 Italy                         8830891 46           26-Sep-98    30-Nov-94    0310321
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Reference No.          Territory             Application No.       Filing Date   Issue Date       Patent No. or
                                                                                                  Publication
                                                                                                  No.
-------------------------------------------------------------------------------------------------------------------
20031.75               Luxembourg            883089146             26-Sep-88      30-Nov-94       0310321
-------------------------------------------------------------------------------------------------------------------
20031.76               Netherlands           883089146             26-Sep-88      30-Nov-94       0310321
-------------------------------------------------------------------------------------------------------------------
20031.77               Spain                 883089146             26-Sep-88      30-Nov-94       0310321
-------------------------------------------------------------------------------------------------------------------
20031.78               Sweden                883089146             26-Sep-88      30-Nov-94       0310321
-------------------------------------------------------------------------------------------------------------------
20031.79 Abandoned     Hong Kong             98105430                                             HK 1006274
-------------------------------------------------------------------------------------------------------------------